SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 29, 2002
(Date of earliest event reported)

          Credit Suisse First Boston Mortgage Securities Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-77054	13-3320910
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

11 Madison Avenue

                      New York, New York  10010

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ZIP CODE)

Registrant’s telephone number, including area code: (212) 325-2000

Item 5.  Other Events

In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.

The consolidated financial statements of Financial Security Assurance Inc. (“FSA”) and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2001 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed (consolidated) balance sheet, statement of operations, comprehensive income, and statement of cash flows of FSA and its subsidiaries for the three months ended March 31, 2002 and 2001, included in the quarterly report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2002 are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as “experts” in the prospectus supplement related to Mortgage Securities Corp. Home Equity Mortgage Trust 2002-2, Home Equity Pass-Through Certificates, Series 2002-2, is attached hereto as Exhibit 23.1.

All financial statements of Financial Security Assurance Holdings Ltd pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be part hereof from the respective dates of filing such documents.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits:

	Item 601(a) of Regulation S-K
Exhibit No.	Exhibit No.	Description
1	23	Consent of Independent Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:

/s/ Brian L. Simons
Name:   Brian L. Simons
Title:     Vice President

Dated: July 29, 2002

INDEX TO EXHIBITS

Exhibit No.	Description	Page
1	Consent of PricewaterhouseCoopers LLP	5

CONSENT OF INDEPENDENT ACCOUNTANTS

________________

We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Credit Suisse First Boston Mortgage Securities Corp. Home Equity Pass-Through Certificates, Series 2002-2 of our report dated February 4, 2002 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, which appears as an exhibit in Financial Security Assurance Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to our Firm under the caption “Experts” in such Prospectus Supplement.

PricewaterhouseCoopers LLP

New York, New York

July 22, 2002